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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 25, 1998



                      CHECKERS DRIVE-IN RESTAURANTS, INC..
               (Exact Name of Registrant as specified in Charter)



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
       Delaware                     0-19649                      58-1654960
       --------                     -------                      ----------
     (State or other              (Commission                   (IRS Employer
      jurisdiction of              File Number)                 Identification
      incorporation)                                                Number)
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         14255 49th Street North, Building I , Clearwater, Florida 33762
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


                                 (727) 519-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Checkers Drive-In Restaurants, Inc., Rally's Hamburgers, Inc. and GIANT GROUP, LTD. have entered into a letter of intent, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, whereby Rally's will merge with GIANT and Checkers in an all- stock transaction. Under the agreement, each share of GIANT's common stock will be exchanged for 10.48 shares of Rally's common stock and each share of Checkers common stock will be exchanged for 0.5 shares of Rally's common stock. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.2 and incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  & (b)  Not applicable.

         (c)  Exhibits.

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
                  Exhibit 99.1      Letter of  Intent, dated as of September 25, 1998, among Rally's
                                    Hamburgers, Inc., GIANT GROUP, LTD. and Checkers Drive-In
                                    Restaurants, Inc.

                  Exhibit 99.2      Press Release, dated September 28, 1998.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CHECKERS DRIVE-IN RESTAURANTS, INC.




September 29, 1998                          By:  /s/ JAMES T. HOLDER
------------------                             --------------------------------
     (Date)                                      James T. Holder
                                                 Senior Vice President, General
                                                 Counsel & Secretary